United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 14, 2023

Date of Report (Date of earliest event reported)

Goldenbridge Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40132	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15/F, Aubin House 171-172 Gloucester Road Wanchai, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 186-0217-2929

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, no par value, one Redeemable Warrant to acquire one-half of one Ordinary Share, and one Right to acquire one-tenth (1/10) of an Ordinary Share	GBRGU	NASDAQ Capital Market
Ordinary Shares	GBRG	NASDAQ Capital Market
Warrants	GBRGW	NASDAQ Capital Market
Rights	GBRGR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 14, 2023, Goldenbridge Acquisition Limited (“GBRG” or the “Company”) convened its extraordinary general meeting of shareholders (the “Extraordinary General Meeting”), at which holders of 3,059,941 ordinary shares of GBRG (the “Ordinary Shares”) were present in person or by proxy, representing 85.91% of the Ordinary Shares issued and outstanding and entitled to vote at the Extraordinary General Meeting as of March 24, 2023, the record date for the Extraordinary General Meeting, and constituting a quorum for the transaction of business. The proposals listed below are described in more detail in the definitive proxy of GBRG, which was filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2023 (the “Proxy Statement”), which was first mailed by the Company to its shareholders on or about March 30, 2023.

The shareholders approved the Reincorporation Merger Proposal, the Acquisition Proposal, the Nasdaq Proposal, the Pre-Merger Charter Amendment Proposal, and the PubCo Charter Proposal.

A summary of the voting results at the Extraordinary General Meeting is set forth below:

1.	Proposal No. 1 — The Reincorporation Merger Proposal
FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,030,295	29,646	0	0

2.	Proposal No. 2 — The Acquisition Merger Proposal
FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,030,295	29,646	0	0

3.	Proposal No. 3 — The Nasdaq Proposal
FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,030,285	29,656	0	0

4.	Proposal No. 4 — The Pre-Merger Charter Amendment Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,030,295	29,646	0	0

5.	Proposal No. 5 — The PubCo Charter Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,030,295	29,646	0	0

The Company plans to close the business combination as described in the Proxy Statement as soon as possible and will continue to accept reversal of redemption requests until closing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2023

GOLDENBRIDGE ACQUISITION LIMITED

By:	/s/ Yongsheng Liu
Name:	Yongsheng Liu
Title:	Chief Executive Officer